UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 5, 2009

PRESSTEK, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-17541	02-0415170

(Commission File Number)	(IRS Employer Identification No.)

10 Glenville Street
Greenwich, CT	06831

(Address of Principal Executive Offices)	(Zip Code)

(203) 769-8032
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This report on Form 8-K/A being filed by Presstek, Inc. (the “Company”), is intended to amend Exhibit 99.1 on Form 8-K filed on January 8, 2009 for formatting purposes only.  All text and content remains unchanged.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Re-formatted presentation and press release announcing the presentation for Needham & Company 11th Annual Growth Conference

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRESSTEK, INC. (Registrant)
Date: January 12, 2009	/s/ James Van Horn
James Van Horn Vice President, General Counsel & Secretary

EXHIBIT INDEX

Exhibit No.	Description	Location

99.1	Re-formatted presentation and press release announcing the presentation for Needham & Company 11th Annual Growth Conference	Furnished herewith *

* Exhibit 99.1 attached hereto is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.